SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                  April 3, 2001

                                (Date of Report)

                              NETWORK COMMERCE INC.

               (Exact Name of Registrant as Specified in Charter)

        WASHINGTON                     000-26707               91-1628103
 ------------------------------ ----------------------- -----------------------
 (State or Other Jurisdiction    (Commission File No.)       (IRS Employer
     of Incorporation)                                     Identification No.)

           411 FIRST AVENUE SOUTH, SUITE 200 NORTH, SEATTLE, WA 98104

          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 223-1996

              (Registrant's Telephone Number, Including Area Code)


            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS

     On March 30, 2001, Network Commerce Inc. issued a press release announcing additional restructuring, reduction of workforce and notification of late
10-K filing.

     On April 2, 2001, Network Commerce Inc. issued a press release announcing resignation of President and Chief Operating Officer.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  EXHIBITS

               99.1 Press Release dated March 30, 2001

               99.2 Press Release dated April 2, 2001


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          NETWORK COMMERCE INC.



Dated:  April 3, 2001     /s/ Randy Cerf
                          Randy Cerf
                          Executive Vice President and Chief Financial Officer






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                                 EXHIBIT INDEX


Exhibit
 Number    Description


   99.1    Press Release dated March 30, 2001

   99.2    Press Release dated April 2, 2001